SECOND QUARTER 2024 INVESTOR PRESENTATION

2 F O R W A R D - L O O K I N G S T A T E M E N T This information contains or incorporates certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that relate to our financial condition, market conditions, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, and asset quality and nonaccrual and nonperforming loans. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumption that are difficult to predict and often are beyond the Company’s control. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements including, but not limited to the effects of: market interest rates and the impacts of market interest rates on economic conditions, customer behavior, and the Company’s loan and securities portfolios; inflation, market and monetary fluctuations; changes in trade, monetary and fiscal policies and laws of the U.S. government, including policies of the Federal Reserve, FDIC and Treasury Department; changes in accounting policies, practices, or guidance, for example, our adoption of Current Expected Credit Losses (“CECL”) methodology, including potential volatility in the Company’s operating results due to application of the CECL methodology; cyber-security threats, attacks or events; rapid technological developments and changes; our ability to resolve our nonperforming assets and our ability to secure collateral on loans that have entered nonaccrual status due to loan maturities and failure to pay in full; changes in the Company’s liquidity and capital positions; concentrations of loans secured by real estate, particularly commercial real estate, and the potential impacts of changes in market conditions on the value of real estate collateral; increased delinquency and foreclosure rates on commercial real estate loans; an insufficient allowance for credit losses; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, war and other military conflicts (such as the war between Israel and Hamas and the ongoing war between Russia and Ukraine) or public health events (such as the COVID-19 pandemic), and of any governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of the Company's borrowers to satisfy their obligations to the Company, on the value of collateral securing loans, on the demand for the Company's loans or its other products and services, on incidents of cyberattack and fraud, on the Company’s liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of the Company's business operations and on financial markets and economic growth; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including our relationship with regulators and any actions that may be initiated by our regulators; legislation affecting the financial services industry as a whole, and the Company and the Bank, in particular; the outcome of pending and future litigation and/or governmental proceedings, including the outcome of lawsuits related to the large nonperforming lending relationship; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating acquired operations will be more difficult, disruptive or more costly than anticipated; the soundness of other financial institutions and any indirect exposure related to recent large bank failures and their impact on the broader market through other customers, suppliers and partners or that the conditions which resulted in the liquidity concerns with those failed banks may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships with; material increases in costs and expenses; reliance on significant customer relationships; general economic or business conditions, including unemployment levels, continuing supply chain disruptions and slowdowns in economic growth; significant weakening of the local economies in which we operate; changes in customer behaviors, including consumer spending, borrowing and saving habits; changes in deposit flows and loan demand; our failure to attract or retain key employees; expansions or consolidations in the Company’s branch network, including that the anticipated benefits of the Company’s branch network optimization project are not fully realized in a timely manner or at all; deterioration of the housing market and reduced demand for mortgages; and re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. All risk factors and uncertainties described herein and therein should be considered in evaluating the Company’s forward-looking statements. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are prepared. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events are expressed in or implied by a forward-looking statement may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update, revise or clarify any forward-looking statement to reflect developments occurring after the statement is made.

SECTION TITLE SLIDES 1 Overview 4-11 2 Financial Highlights 12-24 3 Asset Quality 25-31 4 Deposit Mix 32-34 5 Commercial Loans 35-44 6 Non-GAAP Reconciliation 45-50 3

OVERVIEW S E C T I O N 0 1

5 As of June 30, 2024 FOCUSED ON THE FUTURE 65 CORPORATE CENTERS BRANCHES ◦ Strong Deposit Growth in Q2 2024, 5.3%, annualized ◦ Strong and Improving Available Liquidity Position in Q2 2024, 195.7% available liquidity to uninsured deposits ◦ Diversified and granular deposit base, approximately 78.4% Retail Customers ◦ Approximately 82.8% of Deposits, including Collateralized Muni deposits are FDIC Insured ◦ Branch network expansion in strategic growth markets (Charlottesville and Raleigh) with Commercial and Retail Teams CORPORATE HIGHLIGHTS Carter Bank & Trust charter established in 2006 with the merger of ten banks Carter Bankshares, Inc. holding company established in Q4 2020 with the assets of Carter Bank & Trust Bank established denovo in 1974 as First National Bank of Rocky Mount, VA 1974 2006 2020 CORPORATE OFFICES IN VIRGINIA03 MARTINSVILLE, VIRGINIA LOANS $3.5B $4.5B ASSETS $3.9B DEPOSITS A Well-Capitalized Franchise with Momentum

6 L E A D E R S H I P T E A M Litz Van Dyke Chief Executive Officer 38 years in Industry 8 years at the Bank Bradford Langs President Chief Strategy Officer 37 years in Industry 7+ years at the Bank Wendy Bell Senior Executive Vice President Chief Financial Officer 39 years in Industry 7+ years at the Bank Loran Adams Tami Buttrey EVP Chief Retail Banking Officer 41 years in Industry 5+ years at the Bank Paul Carney EVP Chief Human Resources Officer 13 years in Industry 5+ years at the Bank Jane Ann Davis EVP Chief Administration Officer 40 years in Industry 40 years at the Bank Tony Kallsen SEVP Chief Credit Officer 33 years in Industry 6+ years at the Bank Phyllis Karavatakis SEVP Special Projects Executive 46 years in Industry 46 years at the Bank Richard Owen EVP Mortgage Banking & Corporate Sales Director 32 years in Industry 6+ years at the Bank Chrystal Parnell EVP Chief Marketing & Communications Officer 17 years in Industry 2+ years at the Bank Matt Speare SEVP Chief Operations Officer 22 years in Industry 6+ years at the Bank Rich Spiker SEVP Chief Lending Officer 35 years in Industry 6+ years at the Bank EVP Director of Regulatory Risk Management 40 years in Industry 8 years at the Bank

Branches in Metropolitan Statistical Areas 7 R E G I O N A L F O O T P R I N T V I R G I N I A N O R T H C A R O L I N A 53 BRANCHES TOTAL $3.4 DEPOSITS TOTAL BILLION Washington DC Roanoke Lynchburg Charlottesville Blacksburg- Christiansburg Non MSA VIRGINIA NORTH CAROLINA 12 BRANCHES TOTAL Charlotte Greensboro Raleigh Durham Fayetteville Non MSA $0.5 DEPOSITS TOTAL BILLION June 30, 2024 YEAR END BRANCHES 2018 105 2019 101 2020 92 2021 69 2022 66» » » » 2023 65» 2024 65» DOING MORE WITH LESS:

8 R E W A R D I N G R E L A T I O N S H I P S CMO 20% SBA 8% MBS 13% Nurturing Relationships and Rewarding Customers, Associates, and Shareholders Rewarding Relationships Regulators Customers Communities Associates Investors

CORPORATE & SOCIAL RESPONSIBILITY


OUR VALUES
Build
relationships
Earn
trust
OUR PURPOSE

Associates participated in the Juneteenth "Celebration of Freedom" event hosted by Fayette Area Historical Initiative ("FAHI").

The goal of FAHI is to collect, preserve and interpret the Fayette Street experience through recorded oral history, public forums and workshops, lectures, and other special programs.



The United Way of Greater Greensboro presented Carter Bank with the Spirit of North Carolina Award, which celebrates organizations and individuals for their exemplary partnership demonstrated through fundraising, volunteering, outstanding leadership, and creative team building.



Throughout the month of April, Associates provided children with financial education inspired Marvel comic books.

This bank-wide program was in support of National Financial Literacy month.

1,530
VOLUNTEER COMMUNITY SERVICE HOURS

46 NONPROFITS SUPPORTED
BY ASSOCIATES SERVING ON BOARDS & COMMITTEES

$134,999
CHARITABLE DONATIONS & SPONSORSHIPS TO NONPROFITS

59 FINANCIAL EDUCATION
CLASSES FACILITATED FOR 970 STUDENTS

Beginning January 1, 2024 through June 30, 2024.

9

• Investments in Human Capital & Technology Should Provide Operational Leverage Going Forward • Well Positioned in Virginia & North Carolina including Fast Growing Markets such as Charlottesville, Charlotte & Raleigh • Extraordinarily well-reserved with our other segment reserve for the largest lending relationship • Excluding the largest lending relationship, credit quality remains strong & underwriting remains conservative • Strong Liquidity & Capital Position • CET1 of 10.95% • ACL coverage of 2.72% • $1.3B of total available liquidity • 195.7% total available liquidity/ uninsured deposits Strong Conservative Financial Credit Performance Culture Attractive Executing Markets & Strategic Customers Objectives 10 I N V E S T M E N T H I G H L I G H T S ABS 10% SBA 8% As of June 30, 2024

STRATEGIC INITIATIVES

INVEST

We will invest in human capital strategies to enhance the associate experience.

We will continue to drive efficiency and process improvement across all levels of the organization, leveraging technology and automation.

We will make significant investments in the new brand strategy working on updating and enhancing the image and reputation of the Bank.

ENHANCE

We will continue to enhance the transformational work that has been done over the past five years.

We will focus on initiatives around enhancing technology, operations, customer experience, C&I, corporate & social responsibility, channel delivery, and product development.

We will strengthen change management systems and leverage the Board's ERM Committee.

EXPAND

We will continue strategies to deepen existing relationships and acquire new relationships in current markets.

We will focus on increasing market share in target growth markets.

We will focus on expanding through organic growth and opportunistic acquisition.

SUPERIOR FINANCIAL PERFORMANCE & OPERATIONAL EXCELLENCE

11

12 8.46% ACL/Total Portfolio Loans 2 NPL/Portfolio Loans 1 Net Chg- offs/Portfolio Loans (YTD) 0.05% Delinquency/Port folio Loans S A F E T Y A N D S O U N D N E S S 2.72% 0.05% Asset Quality Earnings LiquidityCapital Return on Avg Assets (YTD)0.47% 5.99% NIM(FTE)(YTD)2.58% Core Efficiency Ratio (YTD)80.17% Highly Liquid Assets / Uninsured Deposits Highly Liquid Assets / Total Assets Total available liquidity / uninsured deposits 10.1% 195.7% Total Liquidity Sources 69.0% $1.3B Leverage Ratio Total Risk- based Capital Ratio Book Value 12.22% $15.79 Common Equity Tier 1 Ratio ("CET1") 9.43% 10.95% As of June 30, 2024 1 0.17% without the largest NPL relationship, see non-GAAP reconciliation 2 1.23% without the largest NPL relationship, see non-GAAP reconciliation Return on Avg Shareholders' Equity (YTD)

FINANCIAL HIGHLIGHTS S E C T I O N 0 2

14 $ in thousands 2Q 2024 1Q 2024 QTD Q/Q Change % 2Q 2023 QTD Y/Y Change % Operational Results Net Interest Income $28,092 $28,419 (1.2) % $26,711 5.2 % Provision for Credit Losses 491 16 2,968.8% 85 477.6% (Recovery) Provision for Unfunded Commitments (236) (43) 448.8% 360 (165.6) % Noninterest Income 5,533 5,045 9.7% 5,028 10.0 % Noninterest Expense 27,446 26,257 4.5% 25,536 7.5 % Income Tax Provision 1,121 1,423 (21.2) % 54 1975.9 % Net Income $4,803 $5,811 (17.3) % $5,704 (15.8) % Diluted Earnings Per Common Share $0.21 $0.25 (16.0) % $0.24 (12.5) % Balance Sheet Condition Assets $4,532,509 $4,554,946 (0.5) % $4,383,990 3.4 % Portfolio Loans 3,549,521 3,509,071 1.2% 3,330,442 6.6 % Allowance for Credit Losses (96,686) (96,536) 0.2% (94,144) 2.7 % Securities Available-for-Sale 746,325 768,832 (2.9) % 821,370 (9.1) % Equity Securities 5,063 — NM — NM Deposits 3,881,301 3,830,521 1.3% 3,580,103 8.4 % Borrowings 238,000 310,500 (23.3) % 415,035 (42.7) % Shareholders' Equity 364,411 359,066 1.5% 344,237 5.9 % B A L A N C E S H E E T & I N C O M E S T A T E M E N T 10.0% Noninterest Income up YoY (42.7)% Borrowings down YoY As of June 30, 2024 8.4% Deposits up YoY 5.2% Net Interest Income up YoY 6.6% Loan Growth YoY

2Q 2024 1Q 2024 QTD Q/Q Change % 2Q 2023 QTD Y/Y Change % Shareholder Ratios Diluted Earnings Per Share (QTD) $0.21 $0.25 (16.0)% $0.24 (12.5)% Financial Ratios Return on Avg Assets (QTD) 0.43% 0.52% (17.3)% 0.52% (17.3)% Return on Avg Shareholders' Equity (QTD) 5.40% 6.59% (18.1)% 6.38% (15.4)% Net Interest Margin (FTE)(QTD)1 2.56% 2.60% (1.5)% 2.54% 0.8 % Efficiency Ratio (QTD)1 81.33% 79.01% 2.9% 79.77% 2.0 % Asset Quality Ratios NPL/Portfolio Loans 8.46% 8.76% (3.4)% 9.33% (9.3)% NPA/Total Assets plus OREO 8.52% 8.82% (3.4)% 9.42% (9.6)% ACL/Total Portfolio Loans 2.72% 2.75% (1.1)% 2.83% (3.9)% Net Chg-offs/Portfolio Loans (QTD annualized) 0.04% 0.06% (33.3)% 0.08% (50.0)% 15 F I N A N C I A L / S H A R E H O L D E R R A T I O S As of June 30, 2024 1 Non-GAAP Financial measure - see Non-GAAP reconciliation ◦ Net Interest Margin up YoY ◦ NPL to total portfolio loans declined QoQ and YoY due to $7.8M curtailment payments made by the Bank's largest NPL ◦ Net charge-offs declined QoQ and YoY HIGHLIGHTS

16 F I N A N C I A L P E R F O R M A N C E T R E N D S * *A loss of $57.7 million was recognized during the third quarter of 2020 related to a one-time charge resulting from goodwill impairment. This impairment charge reduced net income by $62.2 million, resulting in a net loss for the third quarter of 2020. Excluding the impairment charge of $62.2 million, net income would have been $16.3 million. 2 Net income for the six months ended June 30, 2024 is YTD annualized. 3 Non-GAAP Financial Measure - see Non-GAAP reconciliation 3 * 2 $16,334

17 As of June 30, 2024 1 During the second quarter of 2024, $1.4M of the other segment reserve release from the $7.8M curtailment payments resulted in a $0.04 per share increase in book value. 2 Non-GAAP Financial measure - see Non-GAAP reconciliation Regulatory Well Capitalized Carter Bankshares 06/30/2024 Excess ($) (In Thousands) 06/30/2024 Common Equity Tier 1 Ratio ("CET1") 6.50% 10.95% $ 176,449 Tier 1 Risk-based Ratio 8.00% 10.95% $ 117,004 Total Risk-based Capital Ratio 10.00% 12.22% $ 87,900 Leverage Ratio 5.00% 9.43% $ 203,907 Critically Undercapitalized Category Tangible equity to total assets ≤2% Capital Conservation Buffer ≥2.5%; composed of CET1 Focus on maintaining a strong regulatory capital position in excess of regulatory thresholds. Ensure capital levels are commensurate with the Company's risk profile and strategic plan objectives. Since December of 2021, 3.8 million shares have been repurchased at a total cost of $59.8 million at an average cost per share of $15.95. 10.95% TIER 1 TOTAL LEVERAGE C A P I T A L M A N A G E M E N T 12.22% 9.43% Actual ($) 06/30/2024 Cumulative AOCI impact 06/30/2024 Other Segment Reserve impact 06/30/2024 1 Book Value per Common Share $ 15.79 $ (3.02) $ (1.86) $(4.88) Adjusted Book Value 2 $ 20.67 REGULATORY CAPITAL

LIQUIDITY

$1.3B
TOTAL AVAILABLE LIQUIDITY

Continue to maintain a strong liquidity position:
- Ongoing FHLB collateral pledging[1]
- Maintain three unsecured lines of credit
- Maintain one secured line of credit
- Majority of bond portfolio is unpledged
- Available sources to leverage unpledged bonds
  - Federal Reserve Discount Window
  - Federal Home Loan Bank of Atlanta
  - Secured Federal Funds Lines

Strong coverage of uninsured deposits:
- Total available liquidity / uninsured deposits 195.7%

$ in thousands		June 30, 2024		December 31, 2023		YoY Change
Cash and Due From Banks, including Interest-bearing Deposits	$	61,746	$	54,529	$	7,217
FHLB Borrowing Availability[1]		669,474		480,266		189,208
Unsecured Lines of Credit		50,000		50,000		—
Collateralized Lines of Credit		45,000		—		45,000
Unpledged Investment Securities		438,225		563,537		(125,312)
Excess Pledged Securities		39,444		61,774		(22,330)
Total Liquidity Sources	**$**	**1,303,889**	**$**	**1,210,106**	**$**	**93,783**

As of June 30, 2024
[1] For the periods presented above, the Company maintained a secured FHLB Borrowing Facility with FHLB of Atlanta equal to 25% of the Bank's assets approximating $1.1 billion, with available borrowing capacity subject to the amount of eligible collateral pledged at any given time.

18

19 For the Period Ending Variance $ in thousands 06/30/24 03/31/24 06/30/23 Quarter Year Commercial Real Estate $ 1,801,397 $ 1,728,929 $ 1,642,597 $ 72,468 $ 158,800 Commercial and Industrial 240,611 257,176 279,156 (16,565) (38,545) Residential Mortgages 783,903 788,125 707,893 (4,222) 76,010 Other Consumer 31,284 32,428 38,736 (1,144) (7,452) Construction 394,926 397,219 356,805 (2,293) 38,121 Other1 297,400 305,194 305,255 (7,794) (7,855) Total Portfolio Loans2 $ 3,549,521 $ 3,509,071 $ 3,330,442 $ 40,450 $ 219,079 L O A N C O M P O S I T I O N LOAN PORTFOLIO • Total loans increased $219.1M, or 6.58% YoY due to solid loan growth, primarily in the commercial real estate, residential mortgages and construction segments. • Year-to-date loan growth was muted by $80.0M in loan pay-offs of two large commercial real estate loans. 1 Other loans include unique risk attributes considered inconsistent with our current underwriting standards. 2 Total Portfolio Loans is net of loans held-for-sale and Loan Portfolio Segments are sourced from Fed. Call Codes (RC-C). 3 Loan growth for the quarter ended June 30, 2024 is annualized and $ in millions. CRE 51% C&I 7% Residential Mortgages 22% Other Consumer 1% Construction 11% Other 8% 3

20 L O A N P O R T F O L I O R E P R I C I N G & I N D E X 2Q 2024 1 Floating Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at lease once each month. 2 Variable Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once during the life of the loan agreement, but not more frequently than once per quarter. $ in millions 2 1 $3.55B $3.55B

21 For the Periods Ending Change % of Gross Loans % of RBC $ in thousands 06/30/24 12/31/23 1. Hospitality, Agriculture & Energy $ 294,140 $ 301,913 $ (7,773) 8.29% 60.75% 2. Health Care Facility / Long-Term Care 53,297 53,683 (386) 1.50% 11.01% 3. Retail Real Estate & Food Services 52,913 53,576 (663) 1.49% 10.93% 4. Warehouse 50,469 51,185 (716) 1.42% 10.42% 5. Retail 44,851 45,187 (336) 1.27% 9.26% 6. Hospitality 43,612 44,297 (685) 1.23% 9.01% 7. Multifamily 41,834 4,368 37,466 1.18% 8.64% 8. Office 40,529 40,603 (74) 1.14% 8.37% 9. Retail Real Estate 40,476 41,530 (1,054) 1.14% 8.36% 10. Multifamily 38,049 43,157 (5,108) 1.07% 7.85% Top Ten (10) Relationships $ 700,170 $ 679,499 $ 20,671 19.73% 144.60% Total Gross Loans $ 3,549,521 $ 3,505,910 $ 43,611 % of Total Gross Loans 19.73% 19.38% 0.35% Concentration (25% of RBC) $ 121,050 $ 121,231 T O P T E N ( 1 0 ) R E L A T I O N S H I P S ( T O T A L C O M M I T M E N T ) As of June 30, 2024

BOND PORTFOLIO

$ in thousands	6/30/2024 Amortized Cost	6/30/2024 Net Unrealized (Losses)/Gains	6/30/2024 Fair Value	12/31/2023 Amortized Cost	12/31/2023 Net Unrealized (Losses)/Gains	12/31/2023 Fair Value
U.S. Government Agency Securities	30,288	(698)	29,590	44,185	(358)	43,827
Residential Mortgage-Backed Securities	108,898	(10,430)	98,468	110,726	(11,576)	99,150
Commercial Mortgage-Backed Securities	24,679	(641)	24,038	31,578	(415)	31,163
Other Commercial Mortgage-Backed Securities	24,287	(2,521)	21,766	24,522	(2,666)	21,856
Asset Backed Securities	143,208	(10,402)	132,806	150,832	(10,826)	140,006
Collateralized Mortgage Obligations	170,291	(11,109)	159,182	174,396	(12,863)	161,533
States and Political Subdivisions	263,134	(42,872)	220,262	263,557	(41,449)	222,108
Corporate Notes	70,750	(10,537)	60,213	70,750	(11,390)	59,360
Total Debt Securities	**835,535**	**$ (89,210)**	**$ 746,325**	**870,546**	**$ (91,543)**	**$ 779,003**

BOND OVERVIEW

- The bond portfolio is 100% available-for-sale.
- Our portfolio consists of 46.9% of securities issued by United States government sponsored entities and carry an implicit government guarantee.
- States and political subdivisions comprise 29.5% of the portfolio and are largely general obligation or essential purpose revenue bonds, which have performed very well historically over all business cycles, and are rated AA and AAA.
- At June 30, 2024, the Company held 53.9% fixed rate and 46.1% floating rate securities.
- The modest improvement in unrealized losses was largely due to bond maturities and amortizations, somewhat offset by price changes due to higher intermediate interest rates.
- Securities comprise 16.5% of total assets at June 30, 2024.
- Shorter maturity profile with an average life of 5.6 years; less interest rate risk with an effective duration of 4.3; and higher than peer book yield of 3.65%.



Muni
30%
CMO
21%
SBA
6%
ABS
9%
CMBS
11%
Corporates
8%
MBS
14%
1% Agencies & Treasuries

As of June 30, 2024

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23 D E P O S I T C O M P O S I T I O N DEPOSIT STATISTICS • Total deposits increased $301.2M YoY • Diversified and granular deposit base, approximately 78.4% Retail Customers • Approximately 82.8% of Deposits, including Collateralized Muni deposits are FDIC Insured • Partnership with IntraFi for available coverage over $250K FDIC insured limit DDA - Int. Free 17% DDA - Int.- Bearing 15% Money Market 13% Savings 10% CDs 45% 1 Period end balances at June 30, 2024, $ in millions 1 For the Period Ending Variance $ in thousands 06/30/24 03/31/24 06/30/23 Quarter Year Lifetime Free Checking $ 653,296 $ 671,981 $ 689,224 $ (18,685) $ (35,928) Interest-Bearing Demand 565,465 515,614 489,971 49,851 75,494 Money Market 500,475 520,785 422,780 (20,310) 77,695 Savings 399,833 427,461 526,588 (27,628) (126,755) Certificates of Deposits 1,762,232 1,694,680 1,451,540 67,552 310,692 Total Deposits $3,881,301 $3,830,521 $3,580,103 $ 50,780 $ 301,198

DEPOSITS

Goal is to enhance and diversify funding sources with a focus on lower cost/core relationships (both retail and commercial):

- Deposits currently stand at $3.9B
- CD Portfolio ($1.8B) is relatively short with 92% of the portfolio scheduled to mature within 12 months and 97% of the portfolio scheduled to mature within 24 months, allowing for opportunities to lower deposit costs quickly when short term rates begin to ease
- Multiple strategies are in place to grow all non maturity deposit accounts with a focus on lower cost of funds
- Established product road map and working to expand deposit offerings for retail and commercial customers


Past
Deposit Mix - 12/31/17
56%
14%
7%
3%
20%
Present
Deposit Mix - 6/30/24
45%
17%
15%
13%
10%
Future
Deposit Mix - Target
30%
25%
10%
15%
20%
CDs
DDA - Int. Free
DDA - Int. Bearing
Money Markets
Savings

As of June 30, 2024

24

ASSET QUALITY S E C T I O N 0 3

26 A S S E T Q U A L I T Y As of June 30, 2024, $ in millions 1 The Company placed commercial loans in the Other segment of the Company’s loan portfolio, relating to the Bank’s largest lending relationship which has a current principal balance of $294.1 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023. $294 $2, $2, $1, $1 Q2 20241 Nonperforming Loan Breakdown $300 $3 Q2 20241 Nonperforming Assets 1 1 YE 2020 YE 2021 YE 2022 YE 2023 Q2 2024 NPL CRE $ 22 $ 3 $ 2 $ 1 $ 1 C&I 1 1 — — 1 Res. Mtg. 5 1 1 4 2 Other Consumer 4 2 4 — — Construction — — — 3 2 Other — — — 302 294 Total NPL $ 32 $ 7 $ 7 $ 310 $ 300 YE 2020 YE 2021 YE 2022 YE 2023 Q2 2024 NPA NPLs $ 32 $ 7 $ 7 $ 310 $ 300 OREO 16 11 8 2 3 Total NPA $ 48 $ 18 $ 15 $ 312 $ 303 1 1 1 11

27 D E L I N Q U E N C Y T R E N D S As of June 30, 2024, $ in thousands

28 D E L I N Q U E N C Y T R E N D S 1 Represents the Bank’s largest lending relationship with a current principal balance of $294.1 million placed on nonaccrual status during the second quarter of 2023. Note: Other Real Estate Owned was $2.5M as of Q2 2024. Note: Peers include BHB, CCBG, CHCO, CCNE, CTBI, FCBC, GSBC, HTBI, PEBO, PFIS, FRST, RBCA.A, SHBI, SMBK, SYBT, FBMS, UVSP. June 30, 2024 #s in thousands Current 30-89 Days Past Due NPL Total Portfolio Loans Commercial Real Estate $ 1,800,335 $ 451 $ 611 $ 1,801,397 Commercial and Industrial 239,464 63 1,084 240,611 Residential Mortgages 781,065 887 1,951 783,903 Other Consumer 30,912 342 30 31,284 Construction 392,500 — 2,426 394,926 Other1 3,260 — 294,140 297,400 Total $3,247,536 $ 1,743 $ 300,242 $3,549,521 ◦ The $294.1M commercial loans placed in "other" which comprises the largest lending relationship represents 98.0% of the total nonperforming loans ◦ Excluding the largest lending relationship, the Q2 2024 NPL & delinquency ratios are significantly better than peers (0.17% vs 0.63%) and (0.05% vs 0.19%) COMMENTARY:

NONPERFORMING RELATIONSHIPS

$ in thousands	Nonaccrual Balance 06/30/24	Nonaccrual Balance 12/31/23	Change	Comments
1. Other [1]	$ 294,140	$ 301,913	$ (7,773)	Other
2. Residential Construction	2,090	2,090	—	Residential Construction
3. Commercial & Industrial	1,065	—	1,065	Purchase Business Equipment
4. CRE	449	689	(240)	Commercial Property
5. Residential	402	—	402	Residential Mortgage Loan
6. Residential	—	825	(825)	Residential Mortgage Loan
7. Residential	—	1,142	(1,142)	Residential Mortgage Loan
8. Construction	—	808	(808)	Residential Lot Developer
Subtotal: Top Nonaccrual Loans	**298,146**	**307,467**	**(9,321)**	
Total Nonaccrual Loans	300,242	309,535	(9,293)	
Top Nonaccrual Loans / Total Nonaccrual Loans	99.30%	99.33%	(0.03)%	
Total Portfolio Loans	3,549,521	3,505,910	43,611	
Total Nonaccrual Loans / Total Portfolio Loans	8.46%	8.83%	(0.37)%	
Total Nonaccrual Loans excluding "Other [1]" / Total Portfolio Loans	0.17%	0.22%	(0.05)%	

As of June 30, 2024

[1] The Company placed commercial loans in the Other segment of the Company's loan portfolio, relating to the Bank's largest lending relationship which has a current principal balance of $294.1 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023.

29

30 L O A N P O R T F O L I O - R I S K R A T I N G S 8 As of June 30, 2024, $ in millions 1 The Company placed $301.9 million of commercial loans in the Other segment of the Company’s loan portfolio, relating to the Bank’s largest lending relationship which has a current principal balance of $294.1 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023. 1 10 15 4 1 1 1 1

31 A C L, N E T C H A R G E - O F F S & P R O V I S I O N E X P E N S E 2 As of June 30, 2024, $ in thousands 1 Included in 2021 is the $61.6 million Day 1 adjustment related to the adoption ASU No. 2016-13, “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments”. 2 YTD Net charge-offs for 2021 consist of $9.2 million for nine sold loans that were a part of two relationships in 3Q21 and $6.3 million and $1.9 million in 2Q21 for the resolution of our two largest nonperforming credits, which were previously reserved. 3 The individually evaluated loans increased $53.6 million during the second quarter of 2023 due to our largest lending relationship, that was previously reserved in general reserves within the Other segment, moved to nonperforming status and is currently individually evaluated. 1 3

DEPOSIT MIX S E C T I O N 0 4

33 D E P O S I T S 1 Period end balances, at June 30, 2024, $ in millions 2 Collateralized Muni deposits are FDIC insured up to $250,000. All balances in excess of $250,000 are fully collateralized with eligible securities 1 2 • Well-diversified deposit base of 213,310 customers – average commercial deposit account balance is $45.9K – average retail deposit account balance is $14.9K • Deposit mix of 78.4% Consumer / 21.6% Business • At June 30, 2024, the Bank had no deposit relationships greater than, or equal to, 2.5% of total deposits. • Partnership with IntraFi for available coverage over $250K FDIC insured limit. 5%

34 N E T I N T E R E S T I N C O M E 1 2 Average balances, as of June 30, 2024, $ in millions 1 Cost of Funds incorporates the free funds contribution with the rate on total interest-bearing liabilities to illustrate the impact of noninterest-bearing liabilities on the overall cost of funds. 2 Computed on a fully taxable equivalent basis (FTE) using 21% federal income tax statutory rate for 2020 through 2024. 2 2

COMMERCIAL LOANS S E C T I O N 0 5

36 C R E S E G M E N T O V E R V I E W As of June 30, 2024, $ in millions 1 Other CRE & Other Commercial Segments include, but are not limited to, Special / Limited Use, Church, Mobile Home Park, Gas Station, Self-Storage Facilities & Auto Shops 2 Includes restaurant loans of $36.1 million By Collateral Type Total CRE: $2,444.7 2 1 Total CRE, excluding "Other": $2,223.3 2 2 1 1

HOSPITALITY METRICS

- Total portfolio balance $361.3M
- Geographic diversification (see map)
- Mean loan size in portfolio $6.1M[1]
- Median of loans in portfolio $4.2M[1]
- The largest loan in portfolio $51.6M[1]
- 11.64% are under construction[1]
- Top 10 borrowers make up 44.25% of the total hospitality commitment[1]
- No delinquent loans in the hospitality portfolio[1]
- 12.48% are in nonaccrual status
- There are 12.48%* loans in the hospitality portfolio that are adversely classified or NPL[1]
- 92.21% of hospitality portfolio is funded[1]

AVERAGE		
4.78	**52.5%**	**$92K**
RISK RATING	LTV	DEBT/KEY



Morgantown
MARYLAND
Baltimore
Athens
Parkersburg
WEST VIRGINIA
DISTRICT OF COLUMBIA
Annapolis
Dover
DELAWARE
Alexandria
Huntington
Charleston
Harrisonburg
Roanoke
VIRGINIA
Newport News
Hampton
Virginia Beach
Norfolk
Winston-Salem
Knoxville
Raleigh
NORTH CAROLINA
Greenville
Goldsboro
New Bern
Jacksonville
Wilmington
Athens
Augusta
Macon
Savannah
Charleston
Ocala
Orlando
Clearwater
Tampa
Lakeland
St Petersburg
FLORIDA
Sarasota
Port St Lucie
Cape Coral
West Palm Beach
Fort Lauderdale
Hialeah
Miami

As of June 30, 2024
*Relates to the Company's largest lending relationship.
[1] Commitment Level

37

38 H O S P I T A L I T Y M E T R I C S As of June 30, 2024, $ in thousands Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Hilton $124,513 34.5% $149,475 61.4% $8,301 $112 IHG 88,493 24.5 100,436 55.4 5,205 92 Upscale Independent/Boutique 61,594 17.0 61,594 29.2 20,531 84 Wyndham 23,753 6.6 23,753 58.3 2,375 41 Marriott 21,022 5.8 35,722 48.4 4,204 79 Independent 15,353 4.2 15,412 51.8 2,559 151 Radisson 10,894 3.0 10,894 51.8 2,723 37 Best Western 7,921 2.2 7,921 37.7 1,980 18 Choice 7,782 2.2 7,782 49.8 1,946 30 Hospitality Totals $361,325 100.0% $412,989 52.5% $5,536 $92 Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment North Carolina $175,328 48.5% $215,944 56.0% $4,614 $93 South Carolina 75,873 21.0 86,863 61.1 6,898 102 West Virginia 55,878 15.5 55,878 24.5 18,626 69 Virginia 43,621 12.1 43,679 53.6 3,116 104 Georgia 10,625 2.9 10,625 56.1 5,312 62 Hospitality Totals $361,325 100.0% $412,989 52.5% $7,713 $92

MULTIFAMILY METRICS

- Total portfolio balance $373.1M
- Geographic diversification (see map)
- Mean loan size in portfolio $3.1M[1]
- Median of loans in portfolio $224K[1]
- The largest loan in portfolio $35.5M[1]
- 42.87% are under construction[1]
- Top 10 borrowers make up 60.26% of the total multifamily commitment[1]
- There are no loans in the portfolio that are delinquent[1]
- There are no loans in the portfolio that are considered NPL[1]
- 1.82% of the portfolio is considered adversely classified[1]
- 91.12% of portfolio is funded[1]

AVERAGE

4.72	52.9%	$99K
RISK RATING	LTV	DEBT/DOOR



VIRGINIA
Alexandria
DELAWARE
Huntington
Charleston
Harrisonburg
Richmond
Roanoke
Newport News
Hampton
Virginia Beach
Norfolk
Winston-Salem
Greensboro
High Point
Raleigh
Greenville
Goldsboro
Fayetteville
Jacksonville
Wilmington
Athens
SOUTH CAROLINA
Augusta
North Charleston
Charleston
Savannah

As of June 30, 2024
[1]Commitment Level

39

40 M U L T I F A M I L Y M E T R I C S As of June 30, 2024, $ in thousands (1) The Other category consists of multifamily properties for which we do not have the data. Category Multifamily Portfolio Balance Percentage of Total Balance Multifamily Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Door - Total Commitment Multifamily $291,227 78.1% $403,346 52.0% $3,686 $110 Student 71,791 19.2 71,792 63.0 7,788 51 Other(1) — — 50 — — — Participations in Affordable Housing 10,109 2.7 10,928 19.3 191 13 Multifamily Totals $373,127 100.0% $486,116 52.9% $2,916 $99 Category Multifamily Portfolio Balance Percentage of Total Balance Multifamily Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Door - Total Commitment Multifamily North Carolina $151,800 40.7% $225,541 50.8% $2,530 $117 South Carolina 39,308 10.5 46,342 52.1 1,572 119 Virginia 110,227 29.5 142,441 51.4 2,250 87 Student Housing Virginia 50,131 13.5 50,131 61.0 5,570 56 South Carolina 19,780 5.3 19,780 68.9 19,780 41 North Carolina 1,881 0.5 1,881 52.3 1,881 8 Multifamily Totals $373,127 100.0% $486,116 52.9% $5,597 $99

RETAIL METRICS

- Total portfolio balance $422.9M**
- Geographic diversification (see map)
- Mean loan size in portfolio $2.8M[1]
- Median of loans in portfolio $1.1M[1]
- The largest loan in portfolio $28M[1]
- 15.43% are under construction[1]
- Top 10 borrowers make up 36.59% of the total retail commitment[1]
- 0.07% of the portfolio[1] is considered delinquent
- 0.01% of this portfolio are considered adversely classified[1]
- 0.01% are in NPL status[1]
- 95.03% of retail portfolio is funded[1]

AVERAGE

4.28	56.2%	$133
RISK RATING	LTV	DEBT/SQ FT


INDIANA
Cincinnati
Louisville
Frankfort
KENTUCKY
Cookeville
Knoxville
Chattanooga
Athens
Parkersburg
Morgantown
WEST VIRGINIA
Huntington
Charleston
Harrisonburg
MARYLAND
Baltimore
DISTRICT OF COLUMBIA
Annapolis
Dover
Alexandria
VIRGINIA
Richmond
Newport News
Hampton
Norfolk
Virginia
Roanoke
Winston-Salem
High Point
Asheville
NORTH CAROLINA
Goldsboro
Greenville
New Bern
Jacksonville
Fayetteville
Charlotte
Wilmington
Columbia
SOUTH CAROLINA
Athens
Augusta
Macon
Columbus
North Charleston
Charleston

As of June 30, 2024
**Excludes restaurant loans of $36.1 million
[1]Commitment Level

41

42 R E T A I L M E T R I C S As of June 30, 2024, $ in thousands (1) Excludes restaurant loans of $36.1 million (2) A Power Center is a large outdoor shopping mall that usually includes three or more "Big Box" stores. Category Retail Portfolio Balance Percentage of Total Balance Retail Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment Anchored Strip Centers $228,745 54.1% $238,335 59.5% $4,973 $121 Unanchored Strip Centers 87,819 20.8 103,762 49.4 1,597 168 Outparcels/Single Tenant 75,725 17.9 82,284 53.0 1,306 136 Power Centers 28,126 6.6 28,804 63.2 9,375 105 Big Box 2,464 0.6 2,465 46.1 821 43 Retail Totals $422,879 100.0% $455,650 56.2% $3,614 $133 Category Retail Portfolio Balance Percentage of Total Balance Retail Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size North Carolina $252,354 59.7% $279,997 52.7% $2,835 Virginia 88,361 20.9 88,361 64.1 1,767 Georgia 34,083 8.1 36,715 64.1 4,260 South Carolina 23,605 5.6 26,101 49.9 1,686 Ohio 10,610 2.5 10,610 58.6 10,610 Florida 9,895 2.3 9,895 76.7 9,895 Maryland 3,581 0.8 3,581 32.6 3,581 West Virginia 390 0.1 390 47.2 389 Retail Totals $422,879 100.0% $455,650 56.2% $4,378

OFFICE METRICS

- Total portfolio balance $223.7M
- Geographic diversification (see map)
- Mean loan size in portfolio $1.84M[1]
- Median of loans in portfolio $376K[1]
- The largest loan in portfolio $23M[1]
- 4.30% are under construction[1]
- Top 10 borrowers make up 57.61% of the total office commitment[1]
- 0.08% of this segment is delinquent[1]
- 0.38% of loans are primarily rated special mention[1]
- 0.38% are in NPL status[1]
- 95.11% of office portfolio is funded[1]

AVERAGE

4.30	$113
RISK RATING	DEBT/SQ FT



Ottawa
MAINE
VERMONT
NEW HAMPSHIRE
MICHIGAN
Toronto
Milwaukee
NEW YORK
MASS.
Boston
Detroit
Chicago
R.I.
PENNSYLVANIA
New York
Pittsburgh
Indianapolis
Harrisburg
Trenton
NEW JERSEY
Columbus
INDIANA
MARYLAND
Cincinnati
WEST VIRGINIA
Dover
DELAWARE
Louisville
Frankfort
Lexington
KENTUCKY
Virginia Beach
Nashville
TENNESSEE
Knoxville
Chattanooga
Huntsville
Athens
Wilmington
Atlanta
Savannah
ALABAMA
Columbus
GEORGIA
Tallahassee

As of June 30, 2024

[1]Commitment Level

43

44 O F F I C E M E T R I C S As of June 30, 2024, $ in thousands Category Office Portfolio Balance Percentage of Total Balance Office Commitment Balance Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment General Office Space $190,575 85.2% $208,107 $ 2,049 $117 Medical Offices 24,550 11.0 26,123 1,534 82 Veterinary Offices 7,576 3.4 13,543 379 102 Law Offices 992 0.4 992 165 63 Office Totals $223,693 100.0% $248,765 $ 1,032 $113 Category Office Portfolio Balance Percentage of Total Balance Office Commitment Balance Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment Virginia $103,466 46.3% $106,520 $1,916 $100 North Carolina 65,719 29.4 81,917 1,264 117 South Carolina 30,707 13.7 35,446 10,236 134 Maryland 6,725 3.0 6,725 6,725 123 Georgia 3,966 1.8 5,048 991 172 Tennessee 3,089 1.4 3,089 1,544 55 West Virginia 2,448 1.1 2,448 816 70 Ohio 1,951 0.9 1,951 976 108 Michigan 1,670 0.7 1,670 418 126 Conneticut 1,365 0.6 1,365 455 94 Vermont 942 0.4 942 471 167 Illinois 533 0.2 533 533 133 Maine 378 0.2 377 377 158 Indiana 295 0.1 295 295 46 Kentucky 236 0.1 236 236 75 Florida 203 0.1 203 203 77 Office Totals $223,693 100.0% $248,765 $1,716 $113

NON-GAAP RECONCILIATION S E C T I O N 0 6

46 N O N - G A A P S T A T E M E N T Statements in this exhibit include non-GAAP financial measures and should be read along with the accompanying tables in our definitions and reconciliations of GAAP to non-GAAP financial measures. Management uses, and this exhibit references, the efficiency ratio, the adjusted book value, net interest income and net interest margin, each on a fully taxable equivalent, or FTE, basis, which are non-GAAP financial measures. Management believes the efficiency ratio, adjusted book value, net interest income and net interest margin on an FTE basis provide information useful to investors in understanding our underlying business, operational performance and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although management believes that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non- GAAP measures which may be presented by other companies.

NON-GAAP RECONCILIATION

Net interest income (FTE) (non-GAAP) and total Interest and dividend income (FTE) (non-GAAP) , which are used in computing net interest margin (FTE) (non-GAAP), and adjusted efficiency ratio (non-GAAP), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components.

Net Interest Income (FTE) (Non-GAAP)		**Quarter-to-Date**	
(Dollars in Thousands)	**2Q 2024**	**1Q 2024**	**2Q 2023**
Interest Income (FTE)(Non-GAAP)			
Interest and Dividend Income (GAAP)	$ 54,583	$ 54,049	$ 43,716
Tax Equivalent Adjustment [3]	197	206	257
Interest and Dividend Income (FTE) (Non-GAAP)	54,780	54,255	43,973
Average Earning Assets	4,437,077	4,429,020	4,261,652
Yield on Interest-earning Assets (GAAP)	**4.95 %**	**4.91 %**	**4.11 %**
Yield on Interest-earning Assets (FTE) (Non-GAAP)	**4.97 %**	**4.93 %**	**4.14 %**
Net Interest Income (GAAP)	$ 28,092	$ 28,419	$ 26,711
Tax Equivalent Adjustment [3]	197	206	257
Net Interest Income (FTE) (Non-GAAP)	**28,289**	**28,625**	**26,968**
Average Earning Assets	4,437,077	4,429,020	4,261,652
Net Interest Margin (GAAP)	**2.55 %**	**2.58 %**	**2.51 %**
Net Interest Margin (FTE) (Non-GAAP)	**2.56 %**	**2.60 %**	**2.54 %**

[3] Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2024 and 2023 periods.

47

NON-GAAP RECONCILIATION

Net interest income (FTE) (non-GAAP) and total Interest and dividend income (FTE) (non-GAAP) , which are used in computing net interest margin (FTE) (non-GAAP) , and adjusted efficiency ratio (non-GAAP), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. The adjusted efficiency ratio (non-GAAP) excludes gains on sales and write-downs of OREO, net, the gains on sales of securities, net, losses on sales and write-downs of bank premises, net, and OREO income. This measure is similar to the measure utilized by the Company when analyzing corporate performance and is also similar to the measure utilized for incentive compensation. The Company believes this adjusted measure provides investors with important information about the combined economic results of the Company's operations.

Adjusted Efficiency Ratio (Non-GAAP)	Quarter-to-Date		
(Dollars in Thousands)	2Q 2024	1Q 2024	2Q 2023
Noninterest Expense	$ 27,446	$ 26,257	$ 25,536
Less: Losses on Sales and Write-downs of Branch Premises, net	(44)	(1)	(33)
Less: Gains on Sales and Write-downs of OREO, net	8	342	5
Adjusted Noninterest Expense (Non-GAAP)	$ 27,410	$ 26,598	$ 25,508
Net Interest Income	$ 28,092	$ 28,419	$ 26,711
Plus: Taxable Equivalent Adjustment[3]	197	206	257
Net Interest Income (FTE) (Non-GAAP)	$ 28,289	$ 28,625	$ 26,968
Less: Gains on Sales of Securities, net	(36)	—	(3)
Less: OREO Income	(20)	(8)	(18)
Noninterest Income	5,533	5,045	5,028
Net Interest Income (FTE) (Non-GAAP) plus Noninterest Income	$ 33,703	$ 33,662	$ 31,975
Efficiency Ratio (GAAP)	81.62 %	78.46 %	80.46 %
Adjusted Efficiency Ratio (Non-GAAP)	81.33 %	79.01 %	79.77 %

[3] Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2024 and 2023 periods.

48

49 N O N - G A A P R E C O N C I L I A T I O N Adjusted Book Value (Non-GAAP) Quarter-to-Date Q2 2024 (Dollars in Thousands) Adjusted Book Value (Non-GAAP) Total Shareholders' Equity 0 0$ 364,411 Add: AOCI 69,633 Add: Other Segment Reserve Release, net of tax 42,718 Total Shareholders' Equity, excluding AOCI and segment reserve release (Non-GAAP) $ 476,762 Common Shares Outstanding at End of Period 23,072,750 Book Value (GAAP) $ 15.79 Adjusted Book Value (Non-GAAP) $ 20.67 The adjusted book value ratio excludes accumulated other comprehensive loss and adds back the other segment reserve release, net of tax. The Company believes this adjusted measure enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in accumulated other comprehensive income ("AOCI") and the other segment reserve, some of which are uncertain and difficult to predict, or assuming that the Company realized all the previously unrealized losses on available-for-sale securities at the end of the period or the hypothetical release of the other segment reserve.

NON-GAAP RECONCILIATION

Adjusted Nonperforming Loans ("NPL") to Total Portfolio Loans (Non-GAAP)		Quarter-to-Date Q2 2024
(Dollars in Thousands)		
Adjusted NPLs (Non-GAAP)		
Total NPL	$	300,242
Less: Bank's Largest Lending Relationship		294,140
Total NPL, excluding Bank's Largest Lending Relationship (Non-GAAP)	**$**	**6,102**
Total Portfolio Loans	$	3,549,521
NPL to Total Portfolio Loans (GAAP)		**8.46%**
Adjusted NPL to Total Portfolio Loans (Non-GAAP)		**0.17%**

Adjusted Allowance for Credit Losses ("ACL") to Total Portfolio Loans (Non-GAAP)		Quarter-to-Date Q2 2024
(Dollars in Thousands)		
Adjusted ACL (Non-GAAP)		
Total ACL	$	96,686
Less: Bank's Largest Lending Relationship Reserve		52,916
Total ACL, excluding Bank's Largest Lending Relationship Reserve (Non-GAAP)	**$**	**43,770**
Total Portfolio Loans	$	3,549,521
ACL to Total Portfolio Loans (GAAP)		**2.72%**
Adjusted ACL to Total Portfolio Loans (Non-GAAP)		**1.23%**

50